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                                                                    EXHIBIT 10.6




                          REGISTRATION RIGHTS AGREEMENT

                         4,000,000 PREFERRED SECURITIES

                           CAREMARK RX CAPITAL TRUST I

             7% SHARED PREFERENCE REDEEMABLE SECURITIES ("SPURS(SM)")
               (LIQUIDATION PREFERENCE $50 PER PREFERRED SECURITY)
                     FULLY AND UNCONDITIONALLY GUARANTEED BY
                    AND CONVERTIBLE INTO THE COMMON STOCK OF

                                CAREMARK RX, INC.

                                                              September 29, 1999



WARBURG DILLON READ LLC
299 Park Avenue
New York, New York 10171


Dear Sirs:

                  This Registration Rights Agreement is made and entered into as of the date first above written (the "Closing Date") by and among CAREMARK RX CAPITAL TRUST I, a statutory business trust organized under the laws of the State of Delaware (the "Trust"), CAREMARK RX, INC., a Delaware corporation (formerly MedPartners, Inc.) (the "Company" and, together with the Trust, the "Offerors"), and WARBURG DILLON READ LLC (the "Initial Purchaser"). The Trust has agreed to issue and sell to the Initial Purchaser, upon the terms set forth in a purchase agreement dated as of September 24, 1999, by and among the Company, the Trust and the Initial Purchaser (the "Purchase Agreement"), 4,000,000 of its 7% Shared Preference Redeemable Securities (SPuRS(SM)), liquidation preference $50 per security (the "Preferred Securities").

                  The Preferred Securities are convertible into shares of common stock of the Company, par value $.001 per share (the "Common Stock"). The Preferred Securities will be guaranteed by the Company on a subordinated basis with respect to distributions and payments upon liquidation, redemption or otherwise (the "Preferred Securities Guarantee") pursuant to the Preferred Securities Guarantee Agreement dated as of September 29, 1999 between the Company and The Wilmington Trust Company, as trustee. The Preferred Securities will be issued pursuant to the terms of a trust agreement, dated as of September 10, 1999, as amended and restated as of September 29, 1999 (the "Trust Agreement"), among the Company, as sponsor, The Wilmington Trust Company, as property trustee and Delaware Trustee (the "Property Trustee"), the administrative trustees named therein (the "Administrative Trustees") and the holders from time to time of undivided beneficial interests in the assets of the Trust.



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                  As an inducement to the Initial Purchaser to enter into the
Purchase Agreement, the Company and the Trust jointly and severally agree with the Initial Purchaser, (i) for its benefit as Initial Purchaser and (ii) for the benefit of the beneficial owners from time to time of the Preferred Securities (including, without limitation, the Initial Purchaser) and the beneficial owners from time to time of the underlying Common Stock (the "Shares") issuable upon conversion of the Preferred Securities and the Company's 7% Convertible Subordinated Debentures due 2029 (the "Convertible Subordinated Debentures") (collectively, the "Securityholders"), as follows:

                  1.       Shelf Registration.

                  (a) The Offerors shall prepare and file with the Securities and Exchange Commission (the "Commission") within 90 days after the Closing Date a registration statement (the "Shelf Registration Statement") on Form S-1 or Form S-3, if the use of such form is then available, to cover resales of Transfer Restricted Securities (as defined herein) by the Holders (as defined herein). The Offerors shall use their reasonable best efforts to cause the Shelf Registration Statement to be declared effective by the Commission on or prior to 180 days from the Closing Date. "Transfer Restricted Securities" means the Preferred Securities (or, if Convertible Subordinated Debentures are distributed to holders of Preferred Securities, Convertible Subordinated Debentures) and the Shares until the earlier of (x) the date on which such security or securities have been effectively registered under the Securities Act of 1933, as amended (the "Securities Act"), and disposed of in accordance with the Shelf Registration Statement, or (y) the date on which such security or securities are distributed to the public pursuant to Rule 144 under the Securities Act or may be distributed to the public pursuant to Rule 144(k) under the Securities Act (or any similar provisions then in force).

                  (b) The Offerors shall use their reasonable best efforts to cause the Shelf Registration Statement to be effective for a period of two years (or for such longer period if extended pursuant to Section 2(i) below) from the effective date thereof or such shorter period that will terminate when each Transfer Restricted Security covered by the Shelf Registration Statement ceases to be a Transfer Restricted Security (in either case, such period is referred to as the "Shelf Registration Period"). The Offerors shall be deemed not to have used their reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if the Company or the Trust voluntarily takes any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless such action is required by applicable law or otherwise permitted hereunder, including, without limitation, by Section 2(i) hereof.

                  (c) Notwithstanding any other provisions of this Agreement to the contrary, the Offerors shall cause the Shelf Registration Statement and the related prospectus, and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material



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fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                  2. Registration Procedures. In connection with the proposed offer and sale of the Transfer Restricted Securities in accordance with the methods of distribution set forth in the Shelf Registration Statement (the "Shelf Registration"), the following provisions apply:

                  (a) The Offerors shall prepare and mail to each Securityholder identified by the Initial Purchaser a questionnaire substantially in the form attached as Annex A to the Offering Memorandum dated September __, 1999 relating to the Preferred Securities and requesting such information regarding such Securityholder and the distribution of Transfer Restricted Securities as the Offerors may reasonably require for inclusion in the Shelf Registration Statement and asking each such Securityholder to confirm that it will comply with applicable securities laws, including the Securities Act. The Offerors will include in the Shelf Registration Statement as a selling security holder each Securityholder that returns its questionnaire by the date specified therein (which shall be no earlier than fifteen days after the date of mailing) and will use their reasonable best efforts to include in the Shelf Registration Statement any Securityholder which fails to provide the Offerors with a completed questionnaire by the date specified therein but otherwise provides the requested information and confirmation prior to the commencement of the Shelf Registration Period. The Offerors shall have no obligation to include in the Shelf Registration Statement (whether by post-effective amendment, by prospectus supplement or otherwise) a Securityholder which fails to provide the Company with a completed questionnaire prior to the commencement of the Shelf Registration Period. "Holder" means each Securityholder who (i) is so identified by the Initial Purchaser pursuant to a written request by the Offerors and (ii) delivers to the Offerors a completed questionnaire containing the required information and confirmation by the date specified therein or is otherwise included as a selling security holder in the Shelf Registration Statement.

                  (b) The Offerors shall (i) furnish to the Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that the Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Shelf Registration, the Offerors shall use their best efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchaser reasonably may propose; and (ii) include in such Shelf Registration Statement (or amendment or supplements) the names of the Holders who propose to sell Transfer Restricted Securities pursuant to the Shelf Registration Statement as selling securityholders.

                  (c) The Offerors shall give written notice to the Initial Purchaser and Holders of the Transfer Restricted Securities (which notice pursuant to clauses (ii)



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         through (v) hereof shall be accompanied by an instruction to suspend the use of the prospectus and any sales pursuant to such prospectus until the requisite changes have been made):

                           (i) when the Shelf Registration Statement or any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                           (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the prospectus included therein or for additional information;

                           (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                           (iv) of the receipt by either of the Offerors or their legal counsel of any notification with respect to the suspension of the qualification of the Transfer Restricted Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                           (v)      of the happening during the Shelf
                  Registration Period of any event that requires the Offerors to make changes in the prospectus which forms a part of the Shelf Registration Statement in order that the prospectus does not contain an untrue statement of a material fact nor omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Offerors shall make every reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement.

                  (e) The Offerors shall furnish to each Holder of Transfer Restricted Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

                  (f) The Offerors shall, during the Shelf Registration Period, deliver to each Holder of Transfer Restricted Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Offerors consent, subject to the provisions of this Agreement, to the use of the



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         prospectus or any amendment or supplement thereto by each of the selling Holders of the Transfer Restricted Securities in connection with the offering and sale of the Transfer Restricted Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

                  (g) Prior to any public offering of the Transfer Restricted Securities pursuant to any Shelf Registration Statement, the Offerors shall register or qualify or cooperate with the Holders of the Transfer Restricted Securities included therein and their respective counsel in connection with the registration or qualification of the Transfer Restricted Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Transfer Restricted Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such states of the Transfer Restricted Securities covered by such Shelf Registration Statement; provided, however, that neither of the Offerors shall be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or
         (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

                  (h) The Offerors shall cooperate with the Holders of the Transfer Restricted Securities to facilitate the timely preparation and delivery of certificates representing the Transfer Restricted Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Transfer Restricted Securities pursuant to such Shelf Registration Statement and prior to settlement of such sales.

                  (i) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 2(c) above during the Shelf Registration Period, the Offerors shall promptly prepare and file a post-effective amendment to the Shelf Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Transfer Restricted Securities or purchasers of Transfer Restricted Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Offerors may delay preparing, filing and distributing any such supplement or amendment (such period of delay, a "Suspension Period") if the Company determines that compliance with the disclosure obligations necessary to maintain the effectiveness of the Shelf Registration Statement at such time could reasonably be expected to have an adverse effect on the Company or a pending corporate transaction involving the Company or any of its subsidiaries; provided, further, that such delay shall not extend for a period of more than 60 days in any twelve-month period. If the Offerors notify the Initial Purchaser and the Holders of the Transfer Restricted Securities in accordance with paragraphs (ii) through (v) of Section 2(c) above to



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         suspend the use of the prospectus and any sales pursuant to such prospectus until the requisite changes to the prospectus have been made, then the Initial Purchaser and the Holders of the Transfer Restricted Securities shall suspend use of such prospectus and any sales pursuant to such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 1(b) above shall be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchaser and the Holders of the Transfer Restricted Securities shall have received such amended or supplemented prospectus pursuant to this
         Section 2(i).

                  (j) Not later than the effective date of the Shelf Registration Statement, the Offerors will provide CUSIP numbers for the Transfer Restricted Securities registered under the Shelf Registration Statement and provide the Property Trustee with a certificate for the Transfer Restricted Securities, in a form eligible for deposit with The Depository Trust Company.

                  (k) The Offerors will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration and will make generally available to their security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statement shall cover such 12-month period.

                  (l) The Offerors shall cause the Trust Agreement, the Preferred Securities Guarantee and the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under any of such documents, the Offerors shall appoint a new trustee thereunder pursuant to the applicable provisions of the relevant document.

                  (m) The Offerors may require each Holder of Transfer Restricted Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Offerors such information regarding the Holder and the distribution of the Transfer Restricted Securities as the Offerors may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Offerors may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

                  (n) The Offerors shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as any Holder which, together with its "affiliates" (as defined in the Securities
         Act), holds $40 million or greater in aggregate liquidation amount (or, if applicable, principal amount) of the Transfer Restricted Securities and which, together with its affiliates, intends to sell at least $40 million in aggregate



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         liquidation amount (or, if applicable, principal amount) of Transfer
         Restricted Securities in an underwritten offering (with holders of Common Stock constituting Transfer Restricted Securities being deemed to be Holders of the aggregate liquidation amount of Preferred Securities (or, if applicable, principal amount of Convertible Subordinated Debentures) converted into Common Stock for such calculation), shall reasonably request in order to facilitate the disposition of the Transfer Restricted Securities pursuant to any Shelf Registration; provided, that in no event shall the Offerors be required to cause any of their representatives to attend any informational or roadshow presentations or pay any expenses related thereto.

                  (o) The Offerors shall (i) make reasonably available for inspection by the Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Offerors and (ii) cause the Company's officers, directors, employees, accountants and auditors and the Trust's Administrative Trustees to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchaser and the other parties, by one firm of counsel, which firm shall be Dewey Ballantine LLP until another firm shall be designated as described in Section 3 hereof.

                  (p) In connection with any underwritten offering pursuant to paragraph (n) of this Section, each of the Offerors shall (i) make such representations and warranties, subject to the Offerors' ability to do so, to the Holders of such Registrable Securities and the managing underwriters with respect to the business of the Trust and of the Company and its subsidiaries, the Registration Statement, the prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings (provided that the scope and substance shall not be materially different than those contained in the Purchase Agreement) and confirm the same if and when requested; (ii) use their reasonable best efforts to obtain opinions of counsel to the Trust and the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters and the Holders of a majority of the Registrable Securities being sold) addressed to each of the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the managing underwriters; (iii) use their reasonable best efforts to obtain "cold comfort" letters and updates thereof from the independent certified



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         public accountants of the Company (and, if necessary, any other certified public accountants of any business acquired or to be acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the managing underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold and the managing underwriters, to evidence the continued validity of the representations and warranties of the Trust and the Company made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Trust and the Company.

                  (q) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Transfer Restricted Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "Rules") of the National Association of Securities Dealers, Inc.) thereof, whether as a Holder of such Transfer Restricted Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Offerors, if requested by such broker-dealer, will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Shelf Registration Statement relating to such Transfer Restricted Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Shelf Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the price of such Transfer Restricted Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 4 hereof and
         (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

                  (r) The Offerors shall use their reasonable best efforts to take all other steps necessary to effect the registration of the Transfer Restricted Securities covered by the Shelf Registration Statement contemplated hereby.

                  3. Registration Expenses. The Offerors shall jointly and severally bear all fees and expenses incurred in connection with the performance of their obligations under Sections 1 and 2 hereof whether or not a Shelf Registration is filed or becomes effective, shall bear or reimburse the Holders of the Transfer Restricted Securities covered thereby for the reasonable fees (which fees shall not exceed $50,000 without the written consent of the Company, which consent shall not be unreasonably withheld) and disbursements of one firm of counsel, which firm shall be Dewey Ballantine LLP until another firm shall be designated by the Holders of a majority in principal amount of the Preferred Securities covered thereby to act as counsel for the Holders in connection



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therewith. The Holders shall be responsible for all other fees and expenses, such as brokerage fees and commissions.

                  4.       Indemnification.

                  (a) To the extent permitted by law, the Company and the Trust jointly and severally agree to indemnify and hold harmless each Holder of the Transfer Restricted Securities and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (each Holder and such controlling persons are referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Transfer Restricted Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that
(i) the Offerors shall not be liable in any such case to any Holder of Transfer Restricted Securities, or any person controlling such Holder, to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration in reliance upon and in conformity with written information furnished to the Offerors by or on behalf of such Holder specifically for inclusion therein and
(ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to the Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Transfer Restricted Securities concerned, to the extent that a prospectus relating to such Transfer Restricted Securities was required to be delivered by such Holder under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Transfer Restricted Securities to such person, a copy of the final prospectus if the Offerors had previously furnished copies thereof to such Holder; provided further, however, that this indemnity agreement will be in addition to any liability which the Offerors may otherwise have to such Indemnified Party. The Offerors shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Transfer Restricted Securities if requested by such Holders.



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                  (b)      To the extent permitted by law, each Holder of the
Transfer Restricted Securities, severally and not jointly, will indemnify and hold harmless the Offerors and each person, if any, who controls either of the Offerors within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Offerors or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Offerors by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Offerors for any legal or other expenses reasonably incurred by the Offerors or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Offerors or any of their controlling persons.

                  (c) Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 4, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this
Section 4 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent; provided, however, that such consent will not be reasonably withheld.



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                  (d)      If the indemnification provided for in this Section 4
is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the sale of the Transfer Restricted Securities, pursuant to the Shelf Registration, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Offerors on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 4(d), the Holders of the Transfer Restricted
Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Transfer Restricted Securities pursuant to a Shelf Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls an indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company or the Trust within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company or the Trust, as the case may be.

                  (e) The agreements contained in this Section 4 shall survive the sale of the Transfer Restricted Securities pursuant to the Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

                  5.       Liquidated Damages Under Certain Circumstances.

                  (a) If (i) the Shelf Registration Statement is not filed with the Commission on or prior to 90 days after the Closing Date, (ii) the Shelf Registration



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

Statement has not been declared effective by the Commission within 180 days after the Closing Date or (iii) the Shelf Registration Statement is filed and declared effective but shall thereafter during the Shelf Registration Period cease to be effective (without being succeeded immediately by an additional registration statement filed and declared effective) or usable for the offer and sale of Transfer Restricted Securities for a period of time (excluding any Suspension Period) which shall exceed 60 days in the aggregate in any 12-month period (each such event referred to in clauses (i) through (iii), a "Registration Default"), the Offerors will pay liquidated damages to each Holder of Transfer Restricted Securities. The amount of liquidated damages payable during any period during which a Registration Default shall have occurred and be continuing shall be that amount which is equal to one-quarter of one percent (25 basis points) per annum per $50 liquidation preference of Preferred Securities or $1,000 principal amount of Convertible Subordinated Debentures or $.125 per annum per 6.7125 shares of Common Stock (subject to adjustment in the event of stock splits, stock recombinations, stock dividends and the like) constituting Transfer Restricted Securities for the first 90 days during which one or more Registration Defaults exist and one-half of one percent (50 basis points) per annum per $50 liquidation preference of Preferred Securities or $1,000 principal amount of Convertible Subordinated Debentures or $.25 per annum per 6.7125 shares (subject to adjustment as set forth above) of Common Stock constituting Transfer Restricted Securities for all additional days during which a Registration Default has occurred and is continuing. The Company shall notify the Trustee and the Initial Purchaser within three business days after each and every date on which a Registration Default occurs. All accrued liquidated damages shall be paid to Holders of record on the regular payment date for distributions on Preferred Securities and interest on Convertible Subordinated Debentures in the same manner as payments of distributions on Preferred Securities and interest on Convertible Subordinated Debentures are made. Following the cure of all Registration Defaults or, if earlier, the termination of the Shelf Registration Period, liquidated damages will cease to accrue with respect to such Registration Default.

                  All of the Offerors obligations in respect of the payment of liquidated damages set forth in the preceding paragraph which are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such liquidated damages with respect to such security shall have been paid in full.

                  The parties hereto agree that the liquidated damages provided in this Section 5 constitute a reasonable estimate of the damages that will be incurred by Holders of Transfer Restricted Securities by reason of the failure of the Shelf Registration Statement to be filed, declared effective or to remain effective, as the case may be.

                  6. Rules 144 and 144A. Each of the Company and the Trust shall use its reasonable best efforts to file any reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Preferred Securities (or Convertible Subordinated Debentures, if Convertible Subordinated Debentures are distributed to holders of Preferred Securities), make publicly available other information so long as necessary to permit sales of such securities pursuant to

Rules 144 and 144A. The Offerors covenant that they will take such further action as any Holder of Preferred Securities (or Convertible Subordinated Debentures, if Convertible Subordinated Debentures are distributed to holders of Preferred Securities) may reasonably request, all to the extent required from time to time to enable such Holder to sell Preferred Securities (or, if applicable, Convertible Subordinated Debentures) without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Offerors will provide a copy of this Agreement to prospective purchasers of Preferred Securities (or, if applicable, Convertible Subordinated Debentures) identified to the Offerors by the Initial Purchaser upon request. Upon the request of any Holder of Preferred Securities (or, if applicable, Convertible Subordinated Debentures) the Offerors shall deliver to such Holder a written statement as to whether they have complied with such requirements. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Offerors to register any of their securities pursuant to the Exchange Act.

                  7. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("Managing Underwriters") will be selected by the Offerors; provided, that such selection is consented to by the Holders of a majority in aggregate principal amount of Transfer Restricted Securities to be included in such offering, which consent shall not be unreasonably withheld or delayed.

                  No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  8.       Miscellaneous.

                  (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the written agreement of the Company, the Trust and the Holders of a majority in liquidation amount (or, if applicable, principal amount) of the Transfer Restricted Securities affected by such amendment, modification, supplement, waiver or consents (with holders of Common Stock constituting Transfer Restricted Securities being deemed to be Holders of the aggregate liquidation amount of Preferred Securities (or, if applicable, principal amount of Convertible Subordinated Debentures) converted into Common Stock for such calculation).

                  (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or overnight air courier:

                  (1) if to a Holder of the Transfer Restricted Securities, at the most current address given by such Holder to the Offerors.


                  (2)      if to the Initial Purchaser:

                           Warburg Dillon Read LLC
                           299 Park Avenue
                           New York, NY 10171
                           Attention: Syndicate Department

                  with a copy to:

                           Dewey Ballantine LLP
                           1301 Avenue of the Americas
                           New York, New York 10019-6092
                           Attention: Frederick W. Kanner

                  (3)      if to the Company, at the address as follows:

                           Caremark Rx, Inc.
                           3000 Galleria Tower
                           Suite 1000
                           Birmingham, Alabama 35244
                           Attention: Chief Financial Officer

                  with a copy to:

                           King & Spalding
                           191 Peachtree Street
                           Atlanta, Georgia 30303
                           Attention: William Spalding

                  (4)      if to the Trust, at the address as follows:

                           Caremark Rx Capital Trust I
                           c/o Caremark Rx, Inc.
                           3000 Galleria Tower
                           Suite 1000
                           Birmingham, Alabama 35244
                           Attention: Chief Financial Officer


                           All such notices and communications shall be deemed
to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier.

                  (c) No Inconsistent Agreements. The Offerors have not, as of the date hereof, entered into, nor shall they, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

                  (d) Successors and Assigns. This Agreement shall be binding upon the Offerors and their successors and assigns.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  (h) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (i) Transfer Restricted Securities Held by the Trust or the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Trust or the Company or their affiliates (other than subsequent Holders of Transfer Restricted Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Transfer Restricted Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust and the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement on the Initial Purchaser and the Trust and the Company in accordance with its terms.

                                    Very truly yours,

                                    CAREMARK RX, INC.

                                    By: /s/ James H. Dickerson, Jr.
                                       -------------------------------
                                       Name: James H. Dickerson, Jr.
                                       Title: Executive Vice President and
                                              Chief Financial Officer


                                    CAREMARK RX CAPITAL TRUST I

                                    By: /s/ James H. Dickerson, Jr.
                                       -------------------------------
                                       Name: James H. Dickerson, Jr.
                                       As Administrative Trustee

                                    By: /s/ Howard A. McLure
                                       -------------------------------
                                       Name: Howard A. McLure
                                       As Administrative Trustee

Accepted and agreed to as
of the date first above written

WARBURG DILLON READ LLC


By: /a/ William C. McGahan
   -----------------------------
     Name:
     Title:


By: /s/
   -----------------------------
     Name:
     Title:














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